UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2018

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38291	27-5026540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Montgomery Street, Suite 1500 San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders.

On December 19, 2018, the Delaware Chancery Court issued an opinion in Sciabacucchi v. Salzberg, C.A. No. 2017-0931-JTL, invalidating Article VI, Section E of the certificate of incorporation of Stitch Fix, Inc. (the “Company”), purporting to limit to federal court the forum in which a stockholder could bring a claim under the Securities Act of 1933, as amended. The Chancery Court held that a Delaware corporation can only use its constitutive documents to bind a plaintiff to a particular forum where the claim involves rights or relationships established by or under Delaware’s corporate law. The Company is currently assessing whether to appeal this case to the Delaware Supreme Court.

If the Company does not appeal the Sciabacucchi decision or if the Delaware Supreme Court affirms the Chancery Court’s decision, then the Company will seek approval by its stockholders to amend its certificate of incorporation at its next regularly scheduled annual meeting of stockholders to remove the invalid provision.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, California 94111. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 7, 2018 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the two nominees for Class I director to serve until the Company’s 2021 Annual Meeting of Stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Katrina Lake	557,721,191	1,344,533	22,035,480
Sharon McCollam	557,512,127	1,553,597	22,035,480

Proposal 2. Stockholders indicated, on an advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
558,677,592	62,423	292,481	33,228	22,035,480

Based on these voting results, and the Board's recommendation that was included in the Proxy Statement, the Company has determined to hold a stockholder advisory vote on named executive officer compensation every year until the next required vote on the frequency of advisory votes on named executive officer compensation.

Proposal 3. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 3, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions
580,231,331	258,646	611,227

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: December 21, 2018	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer